UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-00524

The Dreyfus/Laurel Funds Trust
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/17

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

-          Dreyfus Global Equity Income Fund

-          Dreyfus International Bond Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Global Equity Income Fund

SEMIANNUAL REPORT April 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Global Equity Income Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Global Equity Income Fund, covering the six-month period from November 1, 2016 through April 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but higher-quality bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After giving back a portion of their previous gains due to uncertainty in advance of U.S. elections, equity markets rallied to a series of new highs in the wake of the election’s unexpected outcome as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. Generally strong economic data and corporate earnings continued to support stock prices over the first four months of 2017. In the bond market, yields of U.S. government securities moved higher and prices fell in response to two short-term interest-rate hikes and rising longer-term rates, while lower-rated corporate-backed bonds continued to advance in anticipation of a more business-friendly market environment.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
May 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through April 30, 2017, as provided by portfolio managers Nick Clay and Ian Clark, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended April 30, 2017, Dreyfus Global Equity Income Fund’s Class A shares produced a total return of 7.80%, Class C shares returned 7.52%, Class I shares returned 7.99%, and Class Y shares returned 7.98%.1 In comparison, the fund’s benchmark, the FTSE World Index (the “Index”), produced a total return of 12.32% for the same period.2

Global equities posted double-digit gains during the reporting period after investors responded positively to U.S. elections in November 2016. The fund underperformed its benchmark due to its relatively conservative positioning in a rising market environment.

As of March 20, 2017, Ian Clark became a primary portfolio manager of the fund.

The Fund’s Investment Approach

The fund seeks to generate total return, consisting of capital appreciation and income. To pursue this goal, the fund normally invests at least 80% of its net assets in equity securities, aiming to focus on dividend-paying stocks of companies located in the developed capital markets, such as the United States, Canada, Australia, Hong Kong and Western Europe. The fund may invest in the securities of companies of any market capitalization, and it may invest up to 30% of its assets in emerging markets. The fund’s portfolio managers will always purchase stocks that, at the time of initial purchase, have a yield premium to the yield of the Index.

We combine “top-down” analysis of current economic trends and investment themes with “bottom-up” stock selection based on fundamental research. Within markets and sectors deemed to be favorable, we seek attractively priced stocks of companies that we believe have sustainable, long-term competitive advantages.

Political and Economic Optimism Bolstered Global Stocks

The exuberance that characterized global equity markets in the wake of the U.S. presidential election in November 2016 generally persisted over the first four months of 2017. Consequently, global equities rose impressively over the reporting period. However, the withdrawal of the president’s health-care bill in March and other political developments served as reminders that lack of buy-in from broader constituencies has the potential to frustrate, or at least delay, many of the administration’s pro-business policy proposals.

Several of the confidence surveys published during the reporting period indeed exhibited an uptick in optimism in the United States, but actual economic data have painted a less robust picture. Nevertheless, the Federal Reserve Board felt justified in raising short-term U.S. interest rates in December and again in March. Financial markets reacted calmly to both rate hikes, which were widely anticipated. Likewise, in late March, financial markets easily digested formal notification from the United Kingdom that it would withdraw from European Union treaties.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Defensive Positioning Dampened Relative Results

The fund’s generally defensive investment posture, particularly in the United States and United Kingdom, prevented it from participating fully in the Index’s results. In addition, the fund did not hold consumer electronics giant Apple, which posted a significant gain but did not meet the fund’s yield criteria. Shortfalls in the consumer goods sector and underweighted exposure to the financials sector also weighed on relative performance. Among individual stocks, toymaker Mattel encountered weaker-than-expected sales over the holiday season, Japan Tobacco struggled with weak growth and concerns about market share, and U.K. utility SSE fell along with its peers due to potential government-imposed price caps.

The fund achieved better relative results in France, where broadcaster Télévision Française 1 performed well after a new management team announced plans to boost profit margins. In addition, pharmaceutical developer Sanofi advanced when concerns over its diabetes franchise waned and U.S. regulators approved its new eczema treatment. In other countries, consumer goods seller Unilever gained value after receiving a takeover offer that sparked a comprehensive review aimed at improving shareholder value, and fast-food retailer McDonald’s reported better-than-expected quarterly results. The fund further benefited from lack of exposure to Canadian stocks. On a sector basis, an underweighted position in oil & gas stocks contributed positively to relative performance when a supply glut weighed on petroleum prices.

Maintaining a Cautious Approach

Despite jubilation in some quarters about the prospects for global economies and financial assets, we have continued to temper our outlook due to concerns about enduring structural challenges that we see as shaping the long-term investment landscape. In this environment, we think perspective and a flexible, discerning approach are essential to long-term investment success. As of the reporting period’s end, we have identified an ample number of opportunities in European nations that are not members of the European Union, but we have found relatively few stocks meeting our investment criteria in North America and Japan. We have continued to emphasize companies in the consumer goods sector, and the fund holds substantially underweighted exposure to financial stocks.

May 15, 2017

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The FTSE World Index is a market capitalization-weighted index representing the performance of the large- and mid-cap stocks from the Developed and Advanced Emerging segments of the FTSE Global Equity Index Series. Investors cannot invest directly in any index.

4

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Equity Income Fund from November 1, 2016 to April 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.75	$10.50	$5.31	$4.95
Ending value (after expenses)	$1,078.00	$1,075.20	$1,079.90	$1,079.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.56	$10.19	$5.16	$4.81
Ending value (after expenses)	$1,018.30	$1,014.68	$1,019.69	$1,020.03

† Expenses are equal to the fund’s annualized expense ratio of 1.31% for Class A, 2.04% for Class C, 1.03% for Class I and .96% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

5

STATEMENT OF INVESTMENTS
April 30, 2017 (Unaudited)

Common Stocks - 97.5%	Shares	Value ($)
Australia - 1.3%
Dexus Property Group	712,868	5,444,715
France - 5.8%
Sanofi	114,223	10,776,295
Television Francaise 1	472,318	5,793,230
Total	165,861	8,522,323
		25,091,848
Hong Kong - 1.3%
Link REIT	794,000	5,711,276
Italy - .8%
Atlantia	145,889	3,699,588
Japan - 1.9%
Japan Tobacco	253,300	8,420,989
Netherlands - 5.4%
Koninklijke Ahold Delhaize	193,691	4,012,987
RELX	558,449	10,800,704
Royal Dutch Shell, Cl. A	329,195	8,563,187
		23,376,878
New Zealand - .4%
Spark New Zealand	720,694	1,828,394
Norway - 2.0%
Orkla	961,982	8,711,169
South Korea - .8%
Macquarie Korea Infrastructure Fund	436,410	3,309,797
Sweden - 1.8%
Hennes & Mauritz, Cl. B	320,040	7,927,560
Switzerland - 10.2%
Kuehne + Nagel International	29,766	4,499,303
Nestle	97,871	7,539,510
Novartis	162,896	12,532,351
Roche Holding	41,190	10,775,635
Zurich Insurance Group	33,616	9,304,368
		44,651,167
United Kingdom - 20.5%
Bae Systems	561,020	4,555,999
British American Tobacco	139,235	9,404,602
Centrica	2,444,121	6,264,785
Diageo	451,337	13,132,429

6

Common Stocks - 97.5% (continued)	Shares	Value ($)
United Kingdom - 20.5% (continued)
GlaxoSmithKline	533,633	10,713,024
Informa	1,133,597	9,426,086
Royal Mail	635,781	3,314,447
SSE	412,948	7,439,782
UBM	739,586	6,805,977
Unilever	241,735	12,436,165
Vodafone Group	2,190,703	5,647,853
		89,141,149
United States - 45.3%
CA	358,008	11,753,403
Cisco Systems	425,119	14,483,804
CMS Energy	178,509	8,104,309
Coty Inc	16,008	285,743
Emerson Electric	103,697	6,250,855
Eversource Energy	136,537	8,110,298
Gilead Sciences	122,951	8,428,291
Kraft Heinz	22,138	2,001,054
Las Vegas Sands	99,882	5,892,039
Mattel	260,734	5,845,656
Maxim Integrated Products	227,289	10,034,809
McDonald's	78,182	10,940,007
Merck & Co.	187,041	11,658,265
Microsoft	405,685	27,773,195
Paychex	120,629	7,150,887
Philip Morris International	118,949	13,184,307
Principal Financial Group	88,523	5,765,503
Procter & Gamble	128,607	11,344,076
Reynolds American	232,446	14,992,767
Verizon Communications	104,386	4,792,361
Western Union	427,165	8,483,497
		197,275,126
Total Common Stocks (cost $366,642,612)		424,589,656

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment - 1.5%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $6,729,129)	6,729,129	[a]	6,729,129
Total Investments (cost $373,371,741)	99.0%		431,318,785
Cash and Receivables (Net)	1.0%		4,394,391
Net Assets	100.0%		435,713,176

REIT—Real Estate Investment Trust

a Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Consumer Goods	24.6
Health Care	14.9
Technology	14.7
Consumer Services	12.3
Financials	8.7
Utilities	6.9
Industrials	6.8
Oil & Gas	3.9
Telecommunications	2.8
Retail	1.8
Money Market Investment	1.5
Consumer Staples	.1
99.0

† Based on net assets.

See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	366,642,612	424,589,656
Affiliated issuers	6,729,129	6,729,129
Cash		718,309
Cash denominated in foreign currency	943	940
Dividends receivable		2,034,155
Receivable for investment securities sold		1,978,390
Receivable for shares of Beneficial Interest subscribed		739,569
Prepaid expenses		42,748
		436,832,896
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		397,539
Payable for shares of Beneficial Interest redeemed		342,530
Payable for investment securities purchased		284,733
Accrued expenses		94,918
		1,119,720
Net Assets ($)		435,713,176
Composition of Net Assets ($):
Paid-in capital		382,810,284
Accumulated distributions in excess of investment income—net		(934,632)
Accumulated net realized gain (loss) on investments		(4,094,089)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		57,931,613
Net Assets ($)		435,713,176

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	61,637,144	57,689,770	279,833,768	36,552,494
Shares Outstanding	4,737,260	4,331,852	22,402,263	2,928,093
Net Asset Value Per Share ($)	13.01	13.32	12.49	12.48

See notes to financial statements.

9

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $429,219 foreign taxes withheld at source):
Unaffiliated issuers	7,203,809
Affiliated issuers	19,620
Total Income	7,223,429
Expenses:
Management fee—Note 3(a)	1,798,699
Shareholder servicing costs—Note 3(c)	336,820
Distribution fees—Note 3(b)	212,658
Registration fees	66,351
Custodian fees—Note 3(c)	60,099
Trustees’ fees and expenses—Note 3(d)	32,911
Professional fees	32,245
Prospectus and shareholders’ reports	18,919
Loan commitment fees—Note 2	5,332
Miscellaneous	18,142
Total Expenses	2,582,176
Less—reduction in fees due to earnings credits—Note 3(c)	(341)
Net Expenses	2,581,835
Investment Income—Net	4,641,594
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(2,539,480)
Net realized gain (loss) on forward foreign currency exchange contracts	150,715
Net Realized Gain (Loss)	(2,388,765)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	30,386,591
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(1,434)
Net Unrealized Appreciation (Depreciation)	30,385,157
Net Realized and Unrealized Gain (Loss) on Investments	27,996,392
Net Increase in Net Assets Resulting from Operations	32,637,986

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Operations ($):
Investment income—net	4,641,594	6,958,191
Net realized gain (loss) on investments	(2,388,765)	12,315,589
Net unrealized appreciation (depreciation) on investments	30,385,157	(3,092,415)
Net Increase (Decrease) in Net Assets Resulting from Operations	32,637,986	16,181,365
Distributions to Shareholders from ($):
Investment income—net:
Class A	(922,039)	(1,885,747)
Class C	(109,666)	(672,081)
Class I	(3,369,155)	(3,691,807)
Class Y	(502,742)	(761,655)
Net realized gain on investments:
Class A	(3,198,367)	(3,237,273)
Class C	(1,675,880)	(1,891,681)
Class I	(6,964,992)	(4,500,047)
Class Y	(1,040,394)	(1,156,771)
Total Distributions	(17,783,235)	(17,797,062)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	22,641,020	60,140,939
Class C	4,673,751	20,582,870
Class I	112,491,115	182,473,952
Class Y	626,309	4,983,539
Distributions reinvested:
Class A	3,882,671	4,642,718
Class C	1,289,368	1,509,318
Class I	8,619,009	5,978,193
Class Y	1,543,136	1,918,426
Cost of shares redeemed:
Class A	(75,321,276)	(34,622,372)
Class C	(8,071,059)	(10,541,533)
Class I	(72,993,587)	(67,784,595)
Class Y	(107,109)	(52,464)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(726,652)	169,228,991
Total Increase (Decrease) in Net Assets	14,128,099	167,613,294
Net Assets ($):
Beginning of Period	421,585,077	253,971,783
End of Period	435,713,176	421,585,077
Distributions in excess of investment income—net	(934,632)	(672,624)

11

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	1,825,236	4,773,271
Shares issued for distributions reinvested	319,141	388,330
Shares redeemed	(6,015,508)	(2,767,078)
Net Increase (Decrease) in Shares Outstanding	(3,871,131)	2,394,523
Class C
Shares sold	367,109	1,605,799
Shares issued for distributions reinvested	103,354	124,767
Shares redeemed	(629,764)	(836,566)
Net Increase (Decrease) in Shares Outstanding	(159,301)	894,000
Class Ia
Shares sold	9,337,726	15,092,756
Shares issued for distributions reinvested	734,464	513,487
Shares redeemed	(6,050,869)	(5,657,920)
Net Increase (Decrease) in Shares Outstanding	4,021,321	9,948,323
Class Y
Shares sold	51,274	416,459
Shares issued for distributions reinvested	131,708	166,325
Shares redeemed	(8,957)	(4,324)
Net Increase (Decrease) in Shares Outstanding	174,025	578,460

[a]During the period ending April 30, 2017, 3,802 Class A shares representing $49,193 were exchanged for 3,961 Class I shares.
See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended
	April 30, 2017	Year Ended October 31,
Class A Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.57	12.62	12.56	12.31	10.99	10.17
Investment Operations:
Investment income—net[a]	.11	.27	.30	.44	.33	.28
Net realized and unrealized gain (loss) on investments	.84	.48	.21	.24	1.42	.99
Total from Investment Operations	.95	.75	.51	.68	1.75	1.27
Distributions:
Dividends from investment income—net	(.13)	(.27)	(.33)	(.43)	(.37)	(.45)
Dividends from net realized gain on investments	(.38)	(.53)	(.12)	-	(.06)	-
Total Distributions	(.51)	(.80)	(.45)	(.43)	(.43)	(.45)
Net asset value, end of period	13.01	12.57	12.62	12.56	12.31	10.99
Total Return (%)[b]	7.80[c]	6.31	4.33	5.48	16.22	12.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.31[d]	1.27	1.28	1.30	1.34	1.55
Ratio of net expenses to average net assets	1.31[d]	1.27	1.28	1.30	1.34	1.50
Ratio of net investment income to average net assets	1.81[d]	2.16	2.42	3.49	2.83	2.76
Portfolio Turnover Rate	12.68[c]	27.90	30.89	33.28	25.57	21.89
Net Assets, end of period ($ x 1,000)	61,637	108,189	78,449	97,153	114,247	51,003

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2017	Year Ended October 31,
Class C Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.79	12.84	12.76	12.50	11.13	10.22
Investment Operations:
Investment income—net[a]	.09	.18	.21	.35	.25	.22
Net realized and unrealized gain (loss) on investments	.85	.48	.22	.24	1.44	.98
Total from Investment Operations	.94	.66	.43	.59	1.69	1.20
Distributions:
Dividends from investment income—net	(.03)	(.18)	(.23)	(.33)	(.26)	(.29)
Dividends from net realized gain on investments	(.38)	(.53)	(.12)	-	(.06)	-
Total Distributions	(.41)	(.71)	(.35)	(.33)	(.32)	(.29)
Net asset value, end of period	13.32	12.79	12.84	12.76	12.50	11.13
Total Return (%)[b]	7.52[c]	5.49	3.53	4.71	15.31	12.19
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.04[d]	2.02	2.03	2.04	2.07	2.29
Ratio of net expenses to average net assets	2.04[d]	2.02	2.03	2.04	2.07	2.25
Ratio of net investment income to average net assets	1.37[d]	1.42	1.64	2.71	2.10	2.14
Portfolio Turnover Rate	12.68[c]	27.90	30.89	33.28	25.57	21.89
Net Assets, end of period ($ x 1,000)	57,690	57,459	46,177	51,409	51,523	20,591

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements

14

	Six Months Ended
	April 30, 2017	Year Ended October 31,
Class I Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	12.11	12.19	12.15	11.93	10.66	9.91
Investment Operations:
Investment income—net[a]	.15	.28	.32	.45	.36	.35
Net realized and unrealized gain (loss) on investments	.78	.47	.20	.23	1.37	.90
Total from Investment Operations	.93	.75	.52	.68	1.73	1.25
Distributions:
Dividends from investment income—net	(.17)	(.30)	(.36)	(.46)	(.40)	(.50)
Dividends from net realized gain on investments	(.38)	(.53)	(.12)	-	(.06)	-
Total Distributions	(.55)	(.83)	(.48)	(.46)	(.46)	(.50)
Net asset value, end of period	12.49	12.11	12.19	12.15	11.93	10.66
Total Return (%)	7.99[b]	6.65	4.52	5.71	16.63	13.16
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.03[c]	1.01	1.03	1.04	1.06	1.28
Ratio of net expenses to average net assets	1.03[c]	1.01	1.03	1.04	1.06	1.25
Ratio of net investment income to average net assets	2.49[c]	2.32	2.65	3.66	3.13	3.47
Portfolio Turnover Rate	12.68[b]	27.90	30.89	33.28	25.57	21.89
Net Assets, end of period ($ x 1,000)	279,834	222,595	102,827	121,131	110,233	70,715

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements

15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	April 30, 2017	Year Ended October 31,
Class Y Shares	(Unaudited)	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	12.11	12.19	12.14	11.92	11.06
Investment Operations:
Investment income—net[b]	.15	.30	.33	.46	.06
Net realized and unrealized gain (loss) on investments	.78	.46	.21	.23	.89
Total from Investment Operations	.93	.76	.54	.69	.95
Distributions:
Dividends from investment income—net	(.18)	(.31)	(.37)	(.47)	(.09)
Dividends from net realized gain on investments	(.38)	(.53)	(.12)	-	-
Total Distributions	(.56)	(.84)	(.49)	(.47)	(.09)
Net asset value, end of period	12.48	12.11	12.19	12.14	11.92
Total Return (%)	7.98[c]	6.72	4.68	5.78	8.62[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96[d]	.94	.95	.96	1.08[d]
Ratio of net expenses to average net assets	.96[d]	.94	.95	.96	1.08[d]
Ratio of net investment income to average net assets	2.47[d]	2.52	2.71	3.80	2.26[d]
Portfolio Turnover Rate	12.68[c]	27.90	30.89	33.28	25.57
Net Assets, end of period ($ x 1,000)	36,552	33,342	26,519	28,394	34,643

a From July 1, 2013, (commencement of initial offering) to October 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Global Equity Income Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek total return (consisting of capital appreciation and income). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	197,275,126	-	-	197,275,126
Equity Securities - Foreign Common Stocks†	227,314,530	-	-	227,314,530
Registered Investment Company	6,729,129	-	-	6,729,129

† See Statement of Investments for additional detailed categorizations.

At April 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

20

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2017 were as follows:

Affiliated Investment Company	Value 10/31/2016 ($)	Purchases ($)	Sales ($)	Value 4/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	12,768,799	58,533,495	64,573,165	6,729,129	1.5

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2016 was as follows: ordinary income $7,011,290 and long-term capital gains $10,785,772. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus and the Trust, the Trust has agreed to pay Dreyfus a management fee computed at the annual rate of .85% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton an annual fee of .41% of the value of the fund’s average daily net assets.

During the period ended April 30, 2017, the Distributor retained $1,731 from commissions earned on sales of the fund’s Class A shares and $7,592 from CDSCs on redemptions of the fund’s Class C shares.

22

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2017, Class C shares were charged $212,658 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2017, Class A and Class C shares were charged $111,361 and $70,886, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2017, the fund was charged $5,813 for transfer agency services and $371 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $334.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2017, the fund was charged $60,099 pursuant to the custody agreement. These fees were partially offset by earnings credits of $7.

During the period ended April 30, 2017, the fund was charged $5,751 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $301,308, Distribution Plan fees $35,294, Shareholder Services Plan fees $24,354, custodian fees $27,477, Chief Compliance Officer fees $3,861 and transfer agency fees $5,245.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended April 30, 2017, amounted to $52,746,539 and $62,184,695, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the

24

contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At April 30, 2017, there were no forward contracts outstanding.

At April 30, 2017, accumulated net unrealized appreciation on investments was $57,947,044, consisting of $71,653,736 gross unrealized appreciation and 13,706,692 gross unrealized depreciation.

At April 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

25

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 22-23, 2017, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Newton Investment Management (North America) Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial

26

statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and Performance Universe medians for all of the periods (ranking highest in the Performance Group in the two-year period). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group median and the Expense Universe median and the fund’s total expenses were at the Expense Group median and slightly above the Expense Universe median.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.

27

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser supported the renewal of the Agreements in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the

28

year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

29

For More Information

Dreyfus Global Equity Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DEQAX Class C: DEQCX Class I: DQEIX Class Y: DEQYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6175SA0417

Dreyfus International Bond Fund

SEMIANNUAL REPORT April 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus International Bond Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus International Bond Fund, covering the six-month period from November 1, 2016 through April 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but higher-quality bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After giving back a portion of their previous gains due to uncertainty in advance of U.S. elections, equity markets rallied to a series of new highs in the wake of the election’s unexpected outcome as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. Generally strong economic data and corporate earnings continued to support stock prices over the first four months of 2017. In the bond market, yields of U.S. government securities moved higher and prices fell in response to two short-term interest-rate hikes and rising longer-term rates, while lower-rated corporate-backed bonds continued to advance in anticipation of a more business-friendly market environment.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
May 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through April 30, 2017, as provided by David Leduc, CFA, Brendan Murphy, CFA, and Raman Srivastava, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2017, Dreyfus International Bond Fund’s Class A shares produced a total return of 1.37%, Class C shares returned 1.13%, Class I shares returned 1.57%, and Class Y shares returned 1.69%.1 In comparison, the fund’s benchmark, the Bloomberg Barclays Global Aggregate ex USD Index (unhedged) (the “Index”), produced a total return of -2.48% for the same period.2

Returns from international bonds generally were constrained during the reporting period by rising interest rates and currency fluctuations. The fund’s currency, interest-rate, and security-selection strategies enabled it to outperform its benchmark.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income. To pursue its goal, the fund normally invests at least 80% of its net assets in fixed-income securities, and at least 65% of its assets in non-U.S.-dollar-denominated fixed-income securities of foreign governments and companies located in various countries, including emerging markets.

Generally, the fund seeks to maintain investment-grade average credit quality. We focus on identifying undervalued government bond markets, currencies, sectors, and securities. We look for fixed-income securities with the most potential for added value, such as those involving the potential for credit upgrades, unique structural characteristics, or innovative features. We use fundamental economic research and quantitative analysis to allocate assets among countries and currencies. We then focus on sectors and individual securities that appear to be relatively undervalued.

Economic and Political Factors Drove Market Performance

The reporting period began on a weak note as sovereign bonds in most global markets lost value in the weeks after the U.S. election in November 2016. Bond yields climbed and prices fell when investors looked forward to the stimulative impact of a new presidential administration’s more business-friendly fiscal, tax, and regulatory policies. These policies were widely expected to boost global economic growth and inflationary pressures.

In addition, most developed economies have demonstrated improvement after an extended period of persistent sluggishness, largely due to aggressively accommodative monetary policies from central banks in Europe, Japan, and China. In contrast, the Federal Reserve Board (the “Fed”) twice raised short-term U.S. interest rates during the reporting period. Higher U.S. interest rates compared to most other developed regions helped support capital flows into the United States, and the U.S. dollar generally gained value against most other major currencies.

Fund Strategies Supported Gains

In contrast to the Index’s negative returns for the reporting period, the fund achieved positive absolute and relative results on the strength of several investment strategies. Most notably, we maintained underweighted positions in the euro and Japanese yen, and overweighted exposure to Latin American currencies, particularly those of Mexico, Argentina, and Brazil. This positioning enabled the fund to benefit from fluctuating currency values against the U.S. dollar.

Our interest-rate strategies also added value during the reporting period. Through the use of futures contracts, we established underweighted exposure to rising short-term U.S. interest rates. In addition, we emphasized intermediate-term sovereign bonds in Japan while de-emphasizing longer-term bonds, which enabled the fund to profit from widening yield differences along the Japanese market’s maturity

DISCUSSION OF FUND PERFORMANCE (continued)

spectrum. A short average duration compared to that of the Index helped cushion the impact of rising interest rates.

From a security selection perspective, the fund’s positions in sovereign bonds in Portugal, Russia, Brazil, and Argentina fared particularly well, as did high yield and investment-grade corporate-backed securities issued on behalf of financial companies. Inflation-linked bonds in Mexico gained value when local inflation expectations increased and the peso depreciated against the U.S. dollar.

Disappointments during the reporting period proved to be relatively mild. The only material detractor from relative results was the fund’s position in Japanese inflation-indexed bonds, which struggled when local inflation expectations moderated.

At times during the reporting period, we employed futures contracts, forward contracts, and swap options to establish the fund’s currency and interest-rate strategies.

Market Outlook Varies by Region

As of the reporting period’s end, prospects for international bonds appear to us to be mixed. The U.S. bond market seems already to reflect additional rate hikes from the Fed, and we expect domestic bond prices and the U.S. dollar to remain relatively stable over the foreseeable future. We also expect sovereign bonds in certain emerging markets to continue to benefit from easing global economic concerns. In contrast, European bonds currently seem overvalued to us in light of recent economic data.

Therefore, we recently have maintained relatively heavy positions in corporate-backed bonds and lighter exposure to sovereign bonds. Regionally, we have favored emerging market debt securities, including bonds denominated both in local currencies and the U.S. dollar, and we have established underweighted positions in European bonds. We have retained a relatively defensive interest-rate strategy, including an average duration that is shorter than that of the Index.

May 15, 2017

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund’s other investments.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Bloomberg Barclays Global Aggregate ex USD Index is a flagship measure of global investment-grade debt from 24 local currency markets, excluding U.S.-dollar-denominated bonds. This multi-currency benchmark includes Treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Bond Fund from November 1, 2016 to April 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.74	$8.98	$3.80	$3.45
Ending value (after expenses)	$1,013.70	$1,011.30	$1,015.70	$1,016.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.76	$9.00	$3.81	$$3.46
Ending value (after expenses)	$1,018.10	$1,015.87	$1,021.03	$$1,021.37

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 1.80% for Class C, .76% for Class I and .69% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2017 (Unaudited)

Bonds and Notes - 94.2%	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Argentina - 3.8%
Argentine Government, Sr. Unscd. Bonds		6.88	1/26/27	6,700,000	[b]	7,095,300
Argentine Government, Sr. Unscd. Notes	ARS	5.83	12/31/33	9,200,000	[c]	4,551,296
Argentine Government, Unscd. Bonds	ARS	21.20	9/19/18	135,050,000		9,263,579
Buenos Aires Province, Sr. Unscd. Notes		5.75	6/15/19	2,650,000	[d]	2,746,063
Buenos Aires Province, Sr. Unscd. Notes		9.13	3/16/24	2,775,000	[d]	3,157,950
City of Buenos Aires Argentina, Unscd. Bonds, Ser. 22	ARS	22.63	3/29/24	68,200,000	[c]	4,557,373
					31,371,561
Bahrain - .1%
Bahraini Government, Sr. Unscd. Bonds		7.00	10/12/28	400,000	[d]	416,486
Brazil - 1.2%
Brazilian Government, Notes	BRL	10.00	1/1/21	30,000,000		9,785,640
Canada - 3.9%
BMW Canada Auto Trust, Ser. 2016-1A, Cl. A1	CAD	1.37	9/20/18	957,888	[d]	702,411
BMW Canada Auto Trust, Ser. 2017-1A, Cl. A2	CAD	1.68	5/20/20	3,775,000	[d]	2,772,408
Canadian Government, Unscd. Bonds	CAD	3.50	12/1/45	9,355,000		8,744,035
Cenovus Energy, Sr. Unscd. Notes		4.25	4/15/27	3,275,000	[d]	3,259,745
CNH Capital Canada Receivables Trust, Ser. 2014-1A, Cl. A2	CAD	1.80	10/15/20	4,399,064	[d]	3,236,335
CNH Capital Canada Receivables Trust, Ser. 2017-1A, Cl. A2	CAD	1.71	5/15/23	3,300,000	[d]	2,426,680
GMF Canada Leasing Trust, Ser. 16-1A, Cl. A1	CAD	1.38	8/20/18	800,606	[d]	586,667
GMF Canada Leasing Trust, Ser. 16-1A, Cl. A2	CAD	1.64	3/20/19	1,650,000	[d]	1,210,149
GMF Canada Leasing Trust, Ser. 16-1A, Cl. A3	CAD	1.83	6/21/21	1,900,000	[d]	1,393,825
MBARC Credit Canada, Ser. 2016-AA, Cl. A1	CAD	1.26	9/17/18	3,526,958	[d]	2,585,463
MBARC Credit Canada, Ser. 2016-AA, Cl. A2	CAD	1.53	6/17/19	3,750,000	[d]	2,751,520
MBARC Credit Canada, Ser. 2016-AA. Cl. A3	CAD	1.72	7/15/21	1,075,000	[d]	790,147
Teck Resources, Gtd. Notes		6.25	7/15/41	1,150,000		1,224,750
					31,684,135
Colombia - .5%
Colombian Government, Bonds, Ser. B	COP	10.00	7/24/24	9,603,300,000		4,002,572

Bonds and Notes - 94.2% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Czech Republic - .2%
Czech Republic Government, Bonds, Ser. 100	CZK	0.25	2/10/27	36,000,000		1,365,577
France - 1.1%
Bavarian Sky, Ser. FRE1, Cl. A	EUR	0.00	4/20/24	693,057	[c]	755,351
French Government, Bonds	EUR	0.50	5/25/26	6,850,000		7,342,771
SFR Group, Sr. Scd. Notes		7.38	5/1/26	1,125,000	[d]	1,188,281
					9,286,403
Germany - 1.5%
Allianz, Sub. Notes	EUR	5.63	10/17/42	5,400,000	[c]	7,092,169
Globaldrive Auto Receivables, Ser. 2016-B, Cl. A	EUR	0.13	8/20/24	4,029,962	[c]	4,418,893
Volkswagen Car Lease, Ser. 21, Cl. A	EUR	0.00	2/21/21	755,510	[c]	824,021
					12,335,083
Hungary - .3%
Hungarian Development Bank, Govt. Gtd. Notes		6.25	10/21/20	2,100,000	[d]	2,317,627
Indonesia - 1.2%
Indonesian Government, Sr. Unscd. Notes	EUR	2.63	6/14/23	400,000	[d]	457,054
Indonesian Government, Sr. Unscd. Notes	EUR	3.75	6/14/28	3,675,000	[d]	4,305,489
Indonesian Government, Sr. Unscd. Notes		6.75	1/15/44	4,100,000	[b]	5,271,505
					10,034,048
Ireland - 1.9%
AerCap Ireland Capital, Gtd. Notes		4.50	5/15/21	1,775,000		1,878,184
AerCap Ireland Capital, Gtd. Notes		5.00	10/1/21	725,000		785,057
Irish Government, Bonds	EUR	2.40	5/15/30	6,370,000		7,858,424
Irish Government, Bonds	EUR	2.00	2/18/45	1,610,000		1,773,147
MMC Norilsk Nickel, Sr. Unscd. Notes		4.10	4/11/23	2,900,000	[d]	2,894,603
Park Aerospace Holdings, Gtd. Notes		5.50	2/15/24	675,000	[d]	715,500
					15,904,915
Israel - .2%
Israeli Government, Bonds, Ser. 0327	ILS	2.00	3/31/27	6,900,000		1,869,885
Italy - 4.7%
Enel, Sr. Unscd. Bonds	EUR	4.88	2/20/18	6,285,000		7,122,831
Intesa Sanpaolo, Sr. Unscd. Notes	EUR	3.00	1/28/19	3,565,000		4,080,108

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 94.2% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Italy - 4.7% (continued)
Italian government, Bonds	EUR	1.25	12/1/26	26,950,000		27,221,520
					38,424,459
Japan - 19.1%
Japanese Government, Sr. Unscd. Bonds, Ser. 128	JPY	0.10	6/20/21	5,200,000,000		47,162,169
Japanese Government, Sr. Unscd. Bonds, Ser. 156	JPY	0.40	3/20/36	2,300,500,000		20,218,377
Japanese Government, Sr. Unscd. Bonds, Ser. 307	JPY	1.30	3/20/20	2,897,050,000		27,104,225
Japanese Government, Sr. Unscd. Bonds, Ser. 44	JPY	1.70	9/20/44	1,088,550,000		12,094,081
Japanese Government CPI Linked Bond, Sr. Unscd. Bonds, Ser. 21	JPY	0.10	3/10/26	5,072,000,000		47,828,256
OSCAR US Funding Trust VI, Ser. 2017-1A, Cl. A2A		2.30	5/11/20	900,000	[d]	902,278
OSCAR US Funding Trust VI, Ser. 2017-1A, Cl. A4		3.30	5/10/24	1,080,000	[d]	1,086,780
					156,396,166
Kuwait - .6%
Kuwaiti International Bond, Sr. Unscd. Notes		3.50	3/20/27	5,100,000	[d]	5,222,660
Luxembourg - .2%
Altice Financing, Sr. Scd. Bonds		7.50	5/15/26	1,125,000	[d]	1,217,813
Mexico - 3.4%
Banco Nacional de Comercio Exterior, Sr. Unscd. Notes		4.38	10/14/25	5,100,000	[d]	5,202,000
Mexican Bonos, Bonds, Ser. M	MXN	8.00	11/7/47	112,900,000		6,277,361
Mexican Government, Bonds, Ser. S	MXN	4.50	12/4/25	24,975,000	[e]	8,360,565
Mexican Government, Sr. Unscd. Bonds, Ser. M	MXN	7.75	11/13/42	142,000,000		7,668,652
					27,508,578
Morocco - 2.1%
Moroccan Government, Sr. Unscd. Bonds	EUR	3.50	6/19/24	8,975,000		10,685,150
Moroccan Government, Sr. Unscd. Notes	EUR	4.50	10/5/20	5,000,000		6,111,877
					16,797,027
Netherlands - 4.6%
ABN AMRO Bank, Sub. Notes		4.75	7/28/25	7,250,000	[d]	7,599,029
ABN AMRO Bank, Sub. Notes	EUR	2.88	1/18/28	1,100,000	[c]	1,287,461
Equate Petrochemical, Gtd. Notes		3.00	3/3/22	2,425,000	[d]	2,416,270
ING Bank, Sub. Notes	EUR	3.00	4/11/28	700,000		810,617
Lukoil International Finance, Gtd. Notes		4.75	11/2/26	4,275,000	[d]	4,378,169
Petrobras Global Finance, Gtd. Notes		6.13	1/17/22	1,415,000		1,486,245

Bonds and Notes - 94.2% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Netherlands - 4.6% (continued)
Rabobank Nederland, Sub. Bonds	EUR	2.50	5/26/26	1,816,000	[c]	2,087,340
Schaeffler Finance, Sr. Scd. Notes		4.75	5/15/23	1,125,000	[d]	1,178,438
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes		2.80	7/21/23	1,200,000		1,157,335
Teva Pharmaceutical Finance Netherlands III, Gtd. Notes		3.15	10/1/26	1,275,000	[b]	1,189,486
Volkswagen International Finance, Gtd. Bonds	EUR	3.75	12/31/49	4,500,000	[c]	5,166,353
Volkswagen International Finance, Gtd. Notes		1.60	11/20/17	280,000	[d]	279,819
Vonovia Finance, Gtd. Notes	EUR	1.63	12/15/20	4,100,000		4,674,166
Vonovia Finance, Gtd. Notes	EUR	3.63	10/8/21	1,575,000		1,953,254
WPC Eurobond, Gtd. Bonds	EUR	2.25	7/19/24	1,850,000		2,084,221
					37,748,203
New Zealand - 1.8%
New Zealand Government, Sr. Unscd. Bonds, Ser. 0925	NZD	2.00	9/20/25	20,754,000	[f]	15,079,264
Norway - .3%
Norwegian Government, Bonds, Ser. 474	NOK	3.75	5/25/21	17,145,000	[d]	2,217,907
Peru - .4%
Peruvian Government, Sr. Unscd. Bonds	EUR	2.75	1/30/26	2,600,000		3,140,465
Poland - 2.4%
Polish Government, Bonds, Ser. 0727	PLN	2.50	7/25/27	54,750,000		13,055,205
Polish Government, Sr. Unscd. Notes	EUR	1.50	9/9/25	1,975,000		2,239,274
Polish Government, Unscd. Notes	EUR	2.00	10/25/46	3,975,000		4,065,869
					19,360,348
Portugal - 3.6%
Portuguese Government , Sr. Unscd. Bonds	EUR	2.88	7/21/26	8,675,000	[d]	9,184,669
Portuguese Government , Sr. Unscd. Bonds	EUR	4.13	4/14/27	17,800,000	[d]	20,331,403
					29,516,072
Romania - 1.1%
Romanian Government, Sr. Unscd. Notes	EUR	2.75	10/29/25	3,200,000	[d]	3,684,451
Romanian Government, Unscd. Notes	EUR	2.88	5/26/28	4,750,000	[d]	5,332,638
					9,017,089
Russia - 1.5%
Russian Government, Bonds, Ser. 6215	RUB	7.00	8/16/23	725,000,000		12,365,412

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 94.2% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Serbia - .4%
Serbian Government, Sr. Unscd. Notes		7.25	9/28/21	2,500,000		2,883,757
South Africa - .4%
South African Government, Bonds, Ser. R186	ZAR	10.50	12/21/26	36,000,000		3,009,448
Spain - 4.8%
BBVA Subordinated Capital, Gtd. Notes	EUR	3.50	4/11/24	2,300,000	[c]	2,642,495
Driver Espana, Ser. 3, Cl. A	EUR	0.68	12/21/26	2,216,025	[c]	2,436,700
Santander Issuances, Gtd. Notes	EUR	2.50	3/18/25	2,800,000		3,103,806
Spanish Government, Unscd. Bonds	EUR	1.50	4/30/27	27,250,000	[d]	29,328,316
Telefonica Emisiones, Gtd. Notes	EUR	1.53	1/17/25	1,600,000		1,781,922
					39,293,239
Sri Lanka - .6%
Sri Lankan Government, Sr. Unscd. Bonds		5.75	1/18/22	4,715,000	[d]	4,886,334
Supranational - 3.8%
European Investment Bank, Sr. Unscd. Bonds	JPY	1.40	6/20/17	36,300,000		326,127
European Investment Bank, Sr. Unscd. Notes	CAD	1.13	9/16/21	2,975,000	[d]	2,159,651
International Bank for Reconstruction & Development, Sr. Unscd. Notes	NZD	3.50	1/22/21	24,875,000		17,372,979
International Finance, Sr. Unscd. Notes	INR	6.30	11/25/24	96,070,000		1,497,001
Nordic Investment Bank, Sr. Unscd. Notes	NOK	1.38	7/15/20	85,000,000		9,995,172
					31,350,930
Sweden - 1.4%
Swedish Government, Bonds, Ser. 1047	SEK	5.00	12/1/20	86,125,000		11,607,355
Switzerland - .3%
Credit Suisse Group, Sr. Unscd. Notes		4.28	1/9/28	2,700,000	[d]	2,747,858
Thailand - .5%
Thai Government, Sr. Unscd. Bonds	THB	2.13	12/17/26	139,000,000		3,820,519
Turkey - .6%
Turkish Government, Unscd. Bonds	TRY	2.00	9/18/24	15,200,000		5,094,390
Ukraine - .0%
Ukrainian Government, Sr. Unscd. Notes		0.00	5/31/40	1,100,000	[c]	389,576
United Kingdom - 7.7%
Barclays, Jr. Sub. Bonds		7.88	12/31/49	2,325,000	[c]	2,499,933

Bonds and Notes - 94.2% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
United Kingdom - 7.7% (continued)
Barclays, Sub. Notes		5.20	5/12/26	2,925,000		3,048,906
Diageo Finance, Gtd. Notes	EUR	2.38	5/20/26	3,050,000		3,698,905
E-Carat, Ser. 16-1, Cl. A	EUR	0.08	10/18/24	2,594,681	[c]	2,838,567
HSBC Holdings, Sub. Notes		4.38	11/23/26	1,875,000		1,924,104
International Game Technology, Sr. Scd. Notes		6.25	2/15/22	1,075,000	[d]	1,177,125
Lloyds Banking Group, Sr. Unscd. Notes		3.75	1/11/27	2,225,000		2,223,507
Royal Bank of Scotland Group, Sr. Unscd. Notes		3.88	9/12/23	8,675,000		8,702,673
Santander UK Group Holdings, Sr. Unscd. Notes		3.57	1/10/23	1,975,000		1,997,513
United Kingdom Gilt, Unscd. Bonds	GBP	3.50	1/22/45	18,075,000		32,344,295
Vodafone Group, Sr. Unscd. Notes	EUR	1.25	8/25/21	2,400,000		2,705,491
					63,161,019
United States - 12.0%
Abbott Laboratories, Sr. Unscd. Notes		3.75	11/30/26	925,000		938,158
AbbVie, Sr. Unscd. Bonds	EUR	1.38	5/17/24	2,650,000		2,940,700
Ally Financial, Gtd. Notes		3.50	1/27/19	3,415,000		3,466,225
Ally Financial, Gtd. Notes		8.00	11/1/31	1,125,000		1,344,375
AMC Networks, Gtd. Notes		5.00	4/1/24	840,000		853,146
American Homes 4 Rent, Ser. 2014-SFR3, Cl. A		3.68	12/17/36	766,468	[d]	798,350
Amgen, Sr. Unscd. Notes		4.40	5/1/45	1,075,000		1,065,899
Antero Resources, Gtd. Notes		5.63	6/1/23	300,000		310,125
Antero Resources, Gtd. Notes		5.00	3/1/25	925,000	[d]	915,750
Bear Stearns ALT-A Trust, Ser. 2004-2, Cl. 2A1		3.31	3/25/34	1,687,063	[c]	1,668,152
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2005-PWR10, Cl. AJ		5.59	12/11/40	752,346	[c]	821,394
Bear Stearns Commercial Mortgage Securities Trust, Ser. 2007-PWR18, Cl. AJ		6.22	6/11/50	3,300,000	[c]	3,316,850
BWAY Holding, Sr. Scd. Notes		5.50	4/15/24	2,074,000	[d]	2,102,517
CCO Holdings, Sr. Unscd. Notes		5.88	4/1/24	1,125,000	[d]	1,206,563
Citigroup, Sr. Unscd. Notes		4.65	7/30/45	2,250,000		2,354,823
Citigroup, Sub. Bonds		4.40	6/10/25	4,650,000		4,792,150

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Bonds and Notes - 94.2% (continued)	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 12.0% (continued)
Colony Starwood Homes, Ser. 2016-2A, Cl. A		2.24	12/17/33	4,190,393	[c,d]	4,223,395
Countrywide Alternative Loan Trust, Ser. 2004-18CB, Cl. 4A1		5.50	9/25/34	2,479,476		2,540,333
Cox Communications, Sr. Unscd. Notes		3.35	9/15/26	1,150,000	[d]	1,132,284
DaVita, Gtd. Notes		5.00	5/1/25	1,175,000		1,186,750
Digital Euro Finco, Gtd. Bonds	EUR	2.63	4/15/24	975,000		1,120,952
DISH DBS, Gtd. Notes		5.88	11/15/24	1,125,000		1,184,063
Duke Energy, Sr. Unscd. Notes		3.75	9/1/46	2,050,000		1,885,516
Dynegy, Gtd. Notes		7.38	11/1/22	630,000	[b]	606,375
Dynegy, Gtd. Notes		7.63	11/1/24	570,000	[b]	524,400
Energy Transfer Partners, Sr. Unscd. Notes		4.75	1/15/26	880,000		921,085
Energy Transfer Partners, Sr. Unscd. Notes		4.20	4/15/27	600,000	[b]	607,810
First Data, Scd. Notes		5.75	1/15/24	1,125,000	[d]	1,171,406
Freeport-McMoRan, Gtd. Notes		5.45	3/15/43	1,375,000		1,179,063
GAHR Commercial Mortgage Trust, Ser. 2015-NRF, Cl. EFX		3.49	12/15/34	3,260,000	[c,d]	3,252,896
Genesis Energy, Gtd. Notes		6.75	8/1/22	695,000		718,456
Goldman Sachs Group, Sr. Unscd. Notes		3.50	11/16/26	3,415,000		3,391,232
Great Plains Energy, Sr. Unscd. Notes		3.90	4/1/27	900,000		912,330
Icahn Enterprises, Gtd. Notes		5.88	2/1/22	1,225,000		1,266,344
International Game Technology, Sr. Scd. Notes		9.25	5/15/23	1,075,000	[d]	1,177,125
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2006-CB17, Cl. AM		5.46	12/12/43	166,264		166,229
KeyCorp Student Loan Trust, Ser. 1999-B, Cl. CTFS		1.83	11/25/36	1,753,175	[c]	1,696,640
Kinder Morgan, Gtd. Notes		4.30	6/1/25	575,000		599,919
Kinder Morgan, Gtd. Notes		5.55	6/1/45	900,000		956,577
Kraft Heinz Foods, Gtd. Notes	EUR	2.25	5/25/28	5,075,000		5,622,497
Long Beach Mortgage Loan Trust, Ser. 2004-1, Cl. M2		1.81	2/25/34	581,118	[c]	576,394
Morgan Stanley Capital I Trust, Ser. 2007-IQ14, Cl. AM		5.74	4/15/49	1,660,474	[c]	1,658,599
Morgan Stanley Mortgage Loan Trust, Ser. 2005-1, Cl. 4A1		1.28	3/25/35	825,698	[c]	772,068

Bonds and Notes - 94.2% (continued)	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
United States - 12.0% (continued)
Reynolds Group Issuer, Gtd. Notes	7.00	7/15/24	1,095,000	[b,d]	1,180,547
Scientific Games International, Gtd. Notes	10.00	12/1/22	2,560,000		2,782,720
Springleaf Funding Trust, Ser. 2016-AA, Cl. A	2.90	11/15/29	3,900,000	[d]	3,922,012
Sprint Communications, Sr. Unscd. Notes	7.00	8/15/20	1,335,000		1,450,144
Sprint Spectrum, Sr. Scd. Notes	3.36	3/20/23	3,250,000	[d]	3,286,562
Targa Resources Partners, Gtd. Notes	5.13	2/1/25	1,125,000	[d]	1,165,781
T-Mobile USA, Gtd. Notes	6.00	3/1/23	3,825,000		4,082,002
Verizon Communications, Sr. Unscd. Notes	4.13	3/16/27	1,125,000		1,149,443
Zayo Group, Gtd. Notes	5.75	1/15/27	940,000	[d]	999,925
ZFS Finance (USA) Trust V, Jr. Sub. Cap. Secs.	6.50	5/9/37	7,785,000	[c,d]	7,813,026
				97,778,077
Total Bonds and Notes (cost $771,928,196)			770,407,897
Options Purchased - .4%			Face Amount Covered by Contracts		Value ($)
Put Options - .4%
Euro, May 2017 @ EUR 1.08			74,600,000		853,345
Japanese Yen, May 2017 @ JPY 110			82,000,000		414,218
Japanese Yen, May 2017 @ JPY 110			81,000,000		237,109
South African Rand, July 2017 @ ZAR 13.17			24,100,000		380,817
Turkish Lira, June 2017 @ TRY 3.73			24,100,000		1,030,718
Total Options Purchased (cost $4,172,518)			2,916,207
Short-Term Investments - .7%	Yield at Date of Purchase (%)	Maturity Date	Principal Amount ($)		Value ($)
U.S. Treasury Bills (cost $5,993,228)	0.87	9/28/17	6,015,000	[g]	5,993,256

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment - 2.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $21,384,468)	21,384,468	[h] 21,384,468
Investment of Cash Collateral for Securities Loaned - 1.3%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $10,747,052)	10,747,052	[h] 10,747,052
Total Investments (cost $814,225,462)	99.2%	811,448,880
Cash and Receivables (Net)	0.8%	6,382,284
Net Assets	100.0%	817,831,164

a Principal amount stated in U.S. Dollars unless otherwise noted.

ARS—Argentine Peso
BRL—Brazilian Real
CAD—Canadian Dollar
COP—Colombian Peso
EUR—Euro
GBP—British Pound
INR—Indian Rupee
JPY—Japanese Yen
MXN—Mexican Peso
NOK—Norwegian Krone
NZD—New Zealand Dollar
PLN—Polish Zloty
RUB—Russian Ruble
SEK—Swedish Krona
THB—Thai Baht
TRY—Turkish Lira
ZAR—South African Rand

b Security, or portion thereof, on loan. At April 30, 2017, the value of the fund’s securities on loan was $10,717,447 and the value of the collateral held by the fund was $11,792,113, consisting of cash collateral of $10,747,052 and U.S. Government & Agency securities valued at $1,045,061.
c Variable rate security—rate shown is the interest rate in effect at period end.
d Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2017, these securities were valued at $184,796,150 or 22.6% of net assets.
e Principal amount for accrual purposes is periodically adjusted based on changes in the Mexican Consumer Price Index.
f Principal amount for accrual purposes is periodically adjusted based on changes in the New Zealand Consumer Price Index.
g Held by or on behalf of a counterparty for open futures contracts.
h Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Non-U.S. Government	65.7
Corporate-Investment Grade	16.2
Securitized	7.0
Corporate-High Yield	5.3
Cash & Equivalents	3.9
U.S. Government	.7
Options Purchased	.4
99.2

† Based on net assets.

See notes to financial statements.

STATEMENT OF FUTURES
April 30, 2017 (Unaudited)

	Contracts	Market Value Covered by Contracts ($)	Expiration	Unrealized Appreciation (Depreciation) ($)

Futures Long
Australian 10 Year Bond	69	6,702,226	June 2017	204,776
Australian 3 Year Bond	926	77,742,028	June 2017	685,914
Canadian 10 year Bond	96	9,814,849	June 2017	265,026
Japanese 10 Year Bond	23	31,159,094	June 2017	156,623
Long Gilt	35	5,814,747	June 2017	121,900
Long Term French Government Bond	155	25,299,231	June 2017	135,683
U.S. Treasury 10 Year Notes	303	38,092,781	June 2017	35,508
U.S. Treasury 5 Year Notes	17	2,012,906	June 2017	11,529
Futures Short
Euro-Bond	587	(103,445,305)	June 2017	(693,149)
U.S. Treasury Ultra Long Bond	69	(11,242,687)	June 2017	(51,329)
Gross Unrealized Appreciation				1,616,959
Gross Unrealized Depreciation				(744,478)

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
April 30, 2017 (Unaudited)

	Face Amount Covered by Contracts ($)	Value ($)
Call Options:
South African Rand
July 2017 @ ZAR 15.06	24,100,000	(105,726)
Total Options Written (premiums received $279,825)		(105,726)

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS April 30, 2017 (Unaudited)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases:
Bank of America
Australian Dollar,
Expiring
5/31/2017	4,945,000	3,711,766	3,700,594	(11,172)
South Korean Won,
Expiring
6/15/2017	20,526,245,000	18,330,606	18,048,383	(282,223)
Thai Baht,
Expiring
6/15/2017	14,325,000	413,742	414,000	258
Citigroup
Egyptian Pound,
Expiring
5/23/2017	32,000,000	1,753,424	1,761,912	8,488
Indonesian Rupiah,
Expiring
6/15/2017	113,733,955,000	8,497,120	8,484,569	(12,551)
Mexican New Peso,
Expiring
6/15/2017	442,490,000	23,128,266	23,311,768	183,502
Nigerian Naira,
Expiring
6/8/2017	628,000,000	1,779,037	2,009,248	230,211
South African Rand,
Expiring
6/15/2017	4,280,000	327,705	317,551	(10,154)
Goldman Sachs International
British Pound,
Expiring
5/31/2017	6,520,000	8,382,300	8,452,922	70,622
Euro,
Expiring
5/31/2017	52,245,000	56,040,600	57,009,339	968,739
Japanese Yen,
Expiring
5/31/2017	910,455,000	8,199,086	8,177,770	(21,316)
HSBC
British Pound,
Expiring
5/31/2017	29,060,000	37,306,763	37,675,138	368,375
Canadian Dollar,
Expiring
5/31/2017	8,760,000	6,508,917	6,420,409	(88,508)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Purchases: (continued)
HSBC (continued)
Japanese Yen,
Expiring
5/31/2017	11,281,125,000	104,198,225	101,327,842	(2,870,383)
Singapore Dollar,
Expiring
6/15/2017	3,515,000	2,525,750	2,517,115	(8,635)
JP Morgan Chase Bank
British Pound,
Expiring
5/31/2017	6,590,000	8,477,811	8,543,674	65,863
Indian Rupee,
Expiring
6/15/2017	2,244,585,000	34,079,088	34,648,015	568,927
Russian Ruble,
Expiring
6/15/2017	749,680,000	12,900,716	13,023,191	122,475
Swiss Franc,
Expiring
5/31/2017	1,850,000	1,853,356	1,863,409	10,053
Turkish Lira,
Expiring
6/15/2017	100,575,000	27,206,036	27,917,229	711,193
UBS
Swedish Krona,
Expiring
5/31/2017	71,715,000	8,109,988	8,111,330	1,342
Sales:
Bank of America
Taiwanese Dollar,
Expiring
6/15/2017	487,130,000	16,131,201	16,177,379	(46,178)
Citigroup
Brazilian Real,
Expiring
6/2/2017	30,485,000	9,600,970	9,516,278	84,692
Goldman Sachs International
Czech Koruna,
Expiring
6/15/2017	34,260,000	1,381,785	1,394,602	(12,817)
Polish Zloty,
Expiring
6/14/2017	36,670,000	9,259,634	9,448,644	(189,010)
Swedish Krona,
Expiring
5/31/2017	13,095,000	1,460,701	1,481,111	(20,410)

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Cost/ Proceeds ($)	Value ($)	Unrealized Appreciation (Depreciation)($)
Sales: (continued)
HSBC
Mexican New Peso,
Expiring
6/15/2017	27,365,000	1,446,251	1,441,674	4,577
New Zealand Dollar,
Expiring
5/31/2017	79,120,000	55,570,011	54,277,661	1,292,350
JP Morgan Chase Bank
Israeli Shekel
Expiring
6/15/2017	6,740,000	1,871,827	1,863,906	7,921
UBS
Mexican New Peso,
Expiring
6/15/2017	451,595,000	23,726,324	23,791,448	(65,124)
Norwegian Krone,
Expiring
5/31/2017	93,170,000	10,931,790	10,856,057	75,733
Gross Unrealized Appreciation				4,775,321
Gross Unrealized Depreciation				(3,638,481)

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS
April 30, 2017 (Unaudited)

Centrally Cleared Interest Rate Swaps

Notional Amount($)†	Currency/ Floating Rate	Counterparty	(Pay) Receive Fixed Rate (%)	Expiration	Unrealized Appreciation (Depreciation) ($)
50,300,000	USD - 6 Month Libor	Deutsche Bank	2.48	1/10/2021	(1,570,561)
36,000,000	USD - 3 Month Libor	Morgan Stanley Capital Services	1.79	10/3/2046	5,724,249
5,300,000,000	JPY - 6 Month Libor	Citigroup	0.08	11/4/2026	(526,975)
Gross Unrealized Appreciation				5,724,249
Gross Unrealized Depreciation				(2,097,536)

JPY—Japanese Yen
USD—United States Dollar

† Clearing House-Chicago Mercantile Exchange
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $10,717,447)—Note 1(c):
Unaffiliated issuers	782,093,942	779,317,360
Affiliated issuers	32,131,520	32,131,520
Cash		4,124,679
Cash denominated in foreign currency	6,142,208	6,141,464
Dividends, interest and securities lending income receivable		7,349,561
Unrealized appreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		4,775,321
Cash collateral held by broker—Note 4		2,608,936
Receivable for investment securities sold		2,212,503
Receivable for shares of Beneficial Interest subscribed		835,420
Prepaid expenses		54,771
		839,551,535
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		541,171
Liability for securities on loan—Note 1(c)		10,747,052
Payable for investment securities purchased		4,525,966
Unrealized depreciation on forward foreign currency exchange contracts—See Statement of Forward Foreign Currency Exchange Contracts—Note 4		3,638,481
Payable for shares of Beneficial Interest redeemed		1,370,963
Payable for swap variation margin—Note 4		378,613
Payable for futures variation margin—Note 4		122,711
Outstanding options written, at value (premiums received $279,825)—See Statement of Options Written—Note 4		105,726
Accrued expenses		289,688
		21,720,371
Net Assets ($)		817,831,164
Composition of Net Assets ($):
Paid-in capital		935,632,096
Accumulated distributions in excess of investment income—net		(1,679,678)
Accumulated net realized gain (loss) on investments		(119,055,901)
Accumulated net unrealized appreciation (depreciation) on investments, options transactions and foreign currency transactions (including $872,481 net unrealized appreciation on futures and $3,626,713 net unrealized appreciation on centrally cleared swap agreements)		2,934,647
Net Assets ($)		817,831,164

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	79,739,177	43,049,224	644,575,093	50,467,670
Shares Outstanding	5,142,518	2,844,586	41,196,709	3,224,660
Net Asset Value Per Share ($)	15.51	15.13	15.65	15.65

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2017 (Unaudited)

Investment Income ($):
Income:
Interest (net of $5,658 foreign taxes withheld at source)	11,182,867
Dividends from affiliated issuers	26,386
Income from securities lending—Note 1(c)	7,859
Total Income	11,217,112
Expenses:
Management fee—Note 3(a)	2,483,521
Shareholder servicing costs—Note 3(c)	719,159
Distribution fees—Note 3(b)	170,335
Custodian fees—Note 3(c)	99,966
Prospectus and shareholders’ reports	41,371
Registration fees	40,991
Professional fees	40,746
Trustees’ fees and expenses—Note 3(d)	35,510
Loan commitment fees—Note 2	10,204
Miscellaneous	35,618
Total Expenses	3,677,421
Less—reduction in fees due to earnings credits—Note 3(c)	(5,020)
Net Expenses	3,672,401
Investment Income—Net	7,544,711
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(14,871,876)
Net realized gain (loss) on options transactions	(10,586)
Net realized gain (loss) on futures	(1,830,971)
Net realized gain (loss) on swap agreements	998,688
Net realized gain (loss) on forward foreign currency exchange contracts	5,081,441
Net Realized Gain (Loss)	(10,633,304)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	2,114,292
Net unrealized appreciation (depreciation) on options transactions	(2,072,840)
Net unrealized appreciation (depreciation) on futures	2,769,517
Net unrealized appreciation (depreciation) on swap agreements	7,418,459
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	2,251,603
Net Unrealized Appreciation (Depreciation)	12,481,031
Net Realized and Unrealized Gain (Loss) on Investments	1,847,727
Net Increase in Net Assets Resulting from Operations	9,392,438

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Operations ($):
Investment income—net	7,544,711	16,029,501
Net realized gain (loss) on investments	(10,633,304)	(30,131,052)
Net unrealized appreciation (depreciation) on investments	12,481,031	50,153,726
Net Increase (Decrease) in Net Assets Resulting from Operations	9,392,438	36,052,175
Distributions to Shareholders from ($):
Investment income—net:
Class A	(411,576)	(6,641,676)
Class C	(29,428)	(2,006,675)
Class I	(3,999,721)	(27,979,522)
Class Y	(193,011)	(1,081,049)
Total Distributions	(4,633,736)	(37,708,922)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	11,145,086	36,491,285
Class C	778,689	3,976,649
Class I	161,376,226	339,427,283
Class Y	23,462,818	6,724,870
Distributions reinvested:
Class A	387,398	6,358,838
Class C	21,407	1,418,925
Class I	2,821,805	20,342,406
Class Y	161,297	905,486
Cost of shares redeemed:
Class A	(66,888,053)	(120,738,766)
Class C	(10,409,612)	(21,996,065)
Class I	(223,561,544)	(479,398,390)
Class Y	(4,813,174)	(7,822,862)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(105,517,657)	(214,310,341)
Total Increase (Decrease) in Net Assets	(100,758,955)	(215,967,088)
Net Assets ($):
Beginning of Period	918,590,119	1,134,557,207
End of Period	817,831,164	918,590,119
Distributions in excess of investment income—net	(1,679,678)	(4,590,653)

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	750,515	2,386,978
Shares issued for distributions reinvested	25,738	434,242
Shares redeemed	(4,490,185)	(7,967,669)
Net Increase (Decrease) in Shares Outstanding	(3,713,932)	(5,146,449)
Class Ca
Shares sold	53,192	265,437
Shares issued for distributions reinvested	1,446	99,037
Shares redeemed	(717,006)	(1,483,126)
Net Increase (Decrease) in Shares Outstanding	(662,368)	(1,118,652)
Class Ia
Shares sold	10,757,893	21,928,494
Shares issued for distributions reinvested	186,629	1,381,261
Shares redeemed	(14,904,669)	(31,023,950)
Net Increase (Decrease) in Shares Outstanding	(3,960,147)	(7,714,195)
Class Ya
Shares sold	1,536,321	426,395
Shares issued for distributions reinvested	10,667	61,541
Shares redeemed	(315,487)	(516,603)
Net Increase (Decrease) in Shares Outstanding	1,231,501	(28,667)

[a]During the period ended April 30, 2017, 379 Class C shares representing $5,415 were exchanged for 368 Class I shares and 5,730 Class Y shares representing $85,134 were exchanged for 5,730 Class I shares. During the period ended October 31, 2016, 513 Class A shares representing $7,943 were exchanged for 509 Class I shares, 2,600 Class C shares representing $36,634 were exchanged for 2,548 Class A shares and 150,972 Class I shares representing $2,379,285 were exchanged for 150,971 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended April 30, 2017		Year Ended October 31,
Class A Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.35	15.38	16.75	16.53	17.48	16.85
Investment Operations:
Investment income—net[a]	.10	.19	.31	.39	.39	.34
Net realized and unrealized gain (loss) on investments	.11	.30	(1.03)	.06	(.75)	.65
Total from Investment Operations	.21	.49	(.72)	.45	(.36)	.99
Distributions:
Dividends from Investment income—net	(.05)	(.52)	(.65)	(.23)	(.37)	(.19)
Dividends from net realized gain on investments	-	-	-	-	(.22)	(.17)
Total Distributions	(.05)	(.52)	(.65)	(.23)	(.59)	(.36)
Net asset value, end of period	15.51	15.35	15.38	16.75	16.53	17.48
Total Return (%)[b]	1.37[c]	3.38	(4.45)	2.77	(2.14)	6.04
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.35[d]	1.23	1.12	1.08	1.07	1.02
Ratio of net expenses to average net assets	1.35[d]	1.23	1.12	1.08	1.07	1.02
Ratio of net investment income to average net assets	1.30[d]	1.27	1.93	2.31	2.28	2.02
Portfolio Turnover Rate	68.97[c]	126.57	216.56	209.53	169.41	192.50
Net Assets, end of period ($ x 1,000)	79,739	135,947	215,337	319,588	552,695	683,387

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

Six Months Ended April 30, 2017		Year Ended October 31,
Class C Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	14.97	15.05	16.39	16.17	17.11	16.54
Investment Operations:
Investment income—net[a]	.06	.11	.20	.27	.26	.21
Net realized and unrealized gain (loss) on investments	.11	.29	(1.01)	.07	(.72)	.64
Total from Investment Operations	.17	.40	(.81)	.34	(.46)	.85
Distributions:
Dividends from investment income—net	(.01)	(.48)	(.53)	(.12)	(.26)	(.11)
Dividends from net realized gain on investments	-	-	-	-	(.22)	(.17)
Total Distributions	(.01)	(.48)	(.53)	(.12)	(.48)	(.28)
Net asset value, end of period	15.13	14.97	15.05	16.39	16.17	17.11
Total Return (%)[b]	1.13[c]	2.78	(5.09)	2.09	(2.78)	5.23
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.80[d]	1.78	1.77	1.76	1.75	1.76
Ratio of net expenses to average net assets	1.80[d]	1.78	1.77	1.76	1.75	1.76
Ratio of net investment income to average net assets	.90[d]	.71	1.29	1.63	1.60	1.31
Portfolio Turnover Rate	68.97[c]	126.57	216.56	209.53	169.41	192.50
Net Assets, end of period ($ x 1,000)	43,049	52,516	69,609	104,681	152,333	198,824

a Based on average shares outstanding.
b Exclusive of sales charge.
c Not annualized.
d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended April 30, 2017		Year Ended October 31,
Class I Shares	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	15.48	15.48	16.86	16.65	17.58	16.94
Investment Operations:
Investment income—net[a]	.15	.27	.38	.44	.44	.39
Net realized and unrealized gain (loss) on investments	.11	.29	(1.04)	.07	(.74)	.64
Total from Investment Operations	.26	.56	(.66)	.51	(.30)	1.03
Distributions:
Dividends from Investment income—net	(.09)	(.56)	(.72)	(.30)	(.41)	(.22)
Dividends from net realized gain on investments	-	-	-	-	(.22)	(.17)
Total Distributions	(.09)	(.56)	(.72)	(.30)	(.63)	(.39)
Net asset value, end of period	15.65	15.48	15.48	16.86	16.65	17.58
Total Return (%)	1.57[b]	3.90	(4.07)	3.08	(1.78)	6.27
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.76[c]	.75	.74	.75	.74	.80
Ratio of net expenses to average net assets	.76[c]	.75	.74	.75	.74	.80
Ratio of net investment income to average net assets	1.96[c]	1.74	2.32	2.65	2.60	2.29
Portfolio Turnover Rate	68.97[b]	126.57	216.56	209.53	169.41	192.50
Net Assets, end of period ($ x 1,000)	644,575	699,253	818,322	1,230,266	875,269	934,809

a Based on average shares outstanding.
b Not annualized.
c Annualized.

See notes to financial statements.

		Year Ended October 31,
	Six Months Ended April 30, 2017
Class Y Shares	(Unaudited)	2016	2015	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	15.49	15.48	16.86	16.65	16.33
Investment Operations:
Investment income—net[b]	.16	.28	.39	.47	.14
Net realized and unrealized gain (loss) on investments	.10	.30	(1.03)	.05	.26
Total from Investment Operations	.26	.58	(.64)	.52	.40
Distributions:
Dividends from Investment income—net	(.10)	(.57)	(.74)	(.31)	(.08)
Net asset value, end of period	15.65	15.49	15.48	16.86	16.65
Total Return (%)	1.69[c]	3.94	(3.98)	3.13	2.43	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.69[d]	.67	.67	.68	.74	[d]
Ratio of net expenses to average net assets	.69[d]	.67	.67	.68	.74	[d]
Ratio of net investment income to average net assets	2.10[d]	1.82	2.39	2.71	2.63	[d]
Portfolio Turnover Rate	68.97[c]	126.57	216.56	209.53	169.41
Net Assets, end of period ($ x 1,000)	50,468	30,875	31,290	30,278	1

a From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus International Bond Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to maximize total return through capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	34,818,798	-	34,818,798
Commercial Mortgage-Backed	-	17,332,156	-	17,332,156
Corporate Bonds†	-	175,923,732	-	175,923,732
Foreign Government	-	537,352,658	-	537,352,658
Registered Investment Companies	32,131,520	-	-	32,131,520
Residential Mortgage-Backed	-	4,980,553	-	4,980,553
U.S. Treasury	-	5,993,256	-	5,993,256
Other Financial Instruments:
Futures††	1,616,959	-	-	1,616,959

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Forward Foreign Currency Exchange Contracts††	-	4,775,321	-	4,775,321
Options Purchased	-	2,916,207	-	2,916,207
Swaps††	-	5,724,249	-	5,724,249
Liabilities ($)
Other Financial Instruments:
Futures††	(744,478)	-	-	(744,478)
Forward Foreign Currency Exchange Contracts††	-	(3,638,481)	-	(3,638,481)
Options Written	-	(105,726)	-	(105,726)
Swaps††	-	(2,097,536)	-	(2,097,536)

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation (depreciation) at period end.

At April 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2017, The Bank of New York Mellon earned $1,769 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2017 were as follows:

Affiliated Investment Company	Value 10/31/2016 ($)	Purchases ($)	Sales ($)	Value 4/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	10,733,441	269,073,860	258,422,833	21,384,468	2.6

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Affiliated Investment Company	Value 10/31/2016 ($)	Purchases ($)	Sales ($)	Value 4/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares	6,497,500	42,933,072	38,683,520	10,747,052	1.3
Total	17,230,941	312,006,932	297,106,353	32,131,520	3.9

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry or country.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $108,967,586 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2016. If not applied, the fund has $64,215,267 of short-term capital losses and $44,752,319 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2016 was as follows: ordinary income $37,708,922. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2017, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Dreyfus and the Trust, the Trust has agreed to pay Dreyfus a management fee computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2017, the Distributor retained $215 from commissions earned on sales of the fund’s Class A shares and $348 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2017, Class C shares were charged $170,335 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2017, Class A and Class C shares were charged $132,091 and $56,778, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2017, the fund was charged $71,713 for transfer agency services and $4,361 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $3,854.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2017, the fund was charged $99,966 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1,166.

During the period ended April 30, 2017, the fund was charged $5,751 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $401,658, Distribution Plan fees $26,668, Shareholder Services Plan fees $25,362, custodian fees $64,464, Chief Compliance Officer fees $3,861 and transfer agency fees $19,158.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, futures, options transactions and swap agreements, during the period ended April 30, 2017, amounted to $554,124,525 and $660,684,993, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended April 30, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at April 30, 2017 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in foreign currencies, or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended April 30, 2017:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding October 31, 2016	65,100,000	867,324
Contracts written	161,900,000	445,185
Contracts terminated:
Contracts closed	137,800,000	165,360	40,192	125,168
Contracts expired	65,100,000	867,324	-	867,324
Total contracts terminated	202,900,000	1,032,684	40,192	992,492
Contracts outstanding April 30, 2017	24,100,000	279,825

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at April 30, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at April 30, 2017 are set forth in the Statement of Swap Agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At April 30, 2017, there were no credit default swap agreements outstanding.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of April 30, 2017 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	7,341,208	[1,2]	Interest rate risk	(2,842,014)	[1,2]
Foreign exchange risk	7,691,528	[3,4]	Foreign exchange risk	(3,744,207)	[4,5]
Gross fair value of derivative contracts	15,032,736			(6,586,221)

Statement of Assets and Liabilities location:
[1]Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.

[2]Includes cumulative appreciation (depreciation) on swap agreements as reported in the swap tables in Note 4. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the
Statement of Assets and Liabilities.

[3]Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[5]Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended April 30, 2017 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	(1,830,971)		82,297		-		1,120,982		(627,692)
Foreign exchange	-		(92,883)		5,081,441		-		4,988,558
Credit	-		-		-		(122,294)		(122,294)
Total	(1,830,971)		(10,586)		5,081,441		998,688		4,238,572

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	2,769,517		-		-		7,418,459		10,187,976
Foreign exchange	-		(2,072,840)		2,251,603		-		178,763
Total	2,769,517		(2,072,840)		2,251,603		7,418,459		10,366,739

Statement of Operations location:
[1]Net realized gain (loss) on futures.
[2]Net realized gain (loss) on options transactions.
[3]Net realized gain (loss) on forward foreign currency exchange contracts.
[4]Net realized gain (loss) on swap agreements.
[5]Net unrealized appreciation (depreciation) on futures.
[6]Net unrealized appreciation (depreciation) on options transactions.
[7]Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At April 30, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	1,616,959	(744,478)
Options	2,916,207	(105,726)
Forward contracts	4,775,321	(3,638,481)
Swaps	5,724,249	(2,097,536)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	15,032,736	(6,586,221)
Derivatives not subject to
Master Agreements	(7,341,208)	2,842,014
Total gross amount of assets
and liabilities subject to
Master Agreements	7,691,528	(3,744,207)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of April 30, 2017:†

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of America	258		(258)	-		-
Barclays Bank	853,345		-	(586,000)		267,345
Citigroup	921,111		(22,705)	(898,406)		-
Goldman Sachs International	1,657,287		(349,279)	-		1,308,008
HSBC	1,665,302		(1,665,302)	-		-
JP Morgan Chase Bank	2,517,150		-	(2,190,000)		327,150
UBS	77,075		(65,124)	(11,951)		-
Total	7,691,528		(2,102,668)	(3,686,357)		1,902,503

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of America	(339,573)		258	339,315		-
Citigroup	(22,705)		22,705	-		-
Goldman Sachs International	(349,279)		349,279	-		-
HSBC	(2,967,526)		1,665,302	-		(1,302,224)
UBS	(65,124)		65,124	-		-
Total	(3,744,207)		2,102,668	339,315		(1,302,224)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.
† See Statement of Investments for detailed information regarding collateral held for open futures contracts.

The following summarizes the average market value of derivatives outstanding during the period ended April 30, 2017:

Average Market Value ($)
Interest rate futures	353,438,927
Foreign currency options contracts	1,645,850
Forward contracts	1,016,637,213

The following summarizes the average notional value of swap agreements outstanding during the period ended April 30, 2017:

Average Notional Value ($)
Interest rate swap agreements	202,750,356
Credit default swap agreements	2,413,908

At April 30, 2017, accumulated net unrealized depreciation on investments was $2,776,582, consisting of $21,121,156 gross unrealized appreciation and $23,897,738 gross unrealized depreciation.

At April 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on February 22-23, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2016, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. They also considered that performance generally should be considered over longer periods of time, although it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect disproportionately long-term performance. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for the various periods, except for the one-year period when it was below the Performance Group and Performance Universe medians and the five-year and two-year periods when it was below the performance Group and Performance Universe medians, respectively. The Board also noted that the fund’s yield performance was below the Performance Group median for six of the ten one-year periods ended December 31st and below the Performance Universe median for seven of the ten one-year periods ended December 31st. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was somewhat concerned about the fund’s recent total return performance and the fund’s yield and determined to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

NOTES

NOTES

For More Information

Dreyfus International Bond Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DIBAX Class C: DIBCX Class I: DIBRX Class Y: DIBYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6091SA0417

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds Trust

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 29, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    June 29, 2017

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)